CONTINUING GUARANTY


         WHEREAS, Franklin Capital Corporation (herein, the "Factor"), an Illinois corporation with principal offices located at 55 West Monroe Street, Suite 3590, Chicago, Illinois 60603 has entered into that certain Factoring Agreement dated April 24, 2000 (such agreement, as amended, modified or restated from time to time, the "Factoring Agreement") with 5th Avenue Channel Corporation (herein, the "Seller"), a Florida corporation with an office located at 3957 N.E. 163rd Street, North Miami Beach, FL 33160; and

         WHEREAS, pursuant to the terms of the Factoring Agreement, Seller has asked Factor to purchase certain accounts receivable owing by its customers (the "Account Debtors") to the Seller (collectively, the "Accounts Receivable") arising from the sale of its' products and or services(the "Products"); and

         WHEREAS, prior to the sale of the Products to Account Debtor, Seller has made a number of other contractual commitments to Factor, all as more fully set forth in the aforesaid Factoring Agreement; and

         WHEREAS, in addition to such factoring, Factor has agreed to make a $600,000.00 loan (such loan, as modified or refinanced from time to time, the "Loan") to Seller evidenced by Seller's demand note dated the date hereof in said principal sum, payable to the order of Factor on demand and if no demand is made, on June 30, 2000, together with interest and service charges as therein described (such note, as modified or refinanced from time to time, the "Note"}; and

         WHEREAS, Factor has refused to enter into the Factoring Agreement, or purchase the Accounts Receivable or make the Loan to Seller, unless the undersigned (the "Guarantor"} unconditionally guarantees to the Factor the prompt payment and performance of the Loan and all other indebtedness, obligations and liabilities now or hereafter owed by the Seller under the Factoring Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor hereby unconditionally guarantees the full and prompt payment to the Factor when due (whether at maturity, by acceleration or otherwise, and at all times thereafter) of the Loan and all other indebtedness, obligations and liabilities of every kind and nature of the Seller to the Factor arising under the Factoring Agreement or any other document or instrument executed by Seller in connection with the Factoring Agreement or any other transaction between the Factor and the Seller (collectively, the "Other Documents"), howsoever evidenced, whether now existing or hereafter created or arising, directly or indirectly, primary or secondary, absolute or contingent, due or to become due; or joint or several; and howsoever owned, held or acquired, and the prompt, full and faithful performance and discharge by the Seller of each and every of the terms, conditions, agreements, representations and warranties on the part of the Seller contained in the Factoring Agreement and Other Documents, and in any modification or addenda thereto. In substitution thereof; and the Guarantor further agrees to pay all costs and expenses (including court costs and attorneys' fees), paid or incurred by the Factor in endeavoring

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

express written release or cancellation of this Guaranty. The Guarantor hereby consents to all acts of commission or omission of the Factor hereinabove set forth.

         In order to proceed to enforce this Guaranty and hold the Guarantor liable hereunder, there shall be no obligation on the part of the Factor, at any time, to resort for payment to the Seller or any other guarantor, or to any other person or entity, or to any collateral, security, property, liens or other rights or remedies whatsoever, all of which are hereby expressly waived by the Guarantor

Diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of protest, dishonor, default, or nonpayment or of the creation or existence of any Guaranteed Debt or of any security or collateral therefor or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto are expressly waived by the Guarantor. The Guarantor further waives the filing of claims with a court in the event of receivership or bankruptcy of the Seller, the benefits of all statutes of limitations, and all other demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the Guaranteed Debt and any other obligations contained herein.

         The Guarantor waives any claim or other right which the Guarantor may now have or hereafter may acquire against the Seller or any other person who is primarily or contingently liable on the Guaranteed Debt that arise from the existence or performance of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code, under common law, or otherwise), and all contractual, statutory or common law rights of reimbursement, exoneration, contribution, indemnification and similar rights and "claims" (as such term is defined in the Bankruptcy Code}, and any right to participate in any claim or remedy of the Factor against the Seller or any collateral therefor, which the Factor now has or hereafter acquires; whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

         The Guarantor waives every defense, counterclaim, or setoff which the Guarantor may now have, or hereafter may have, against the Seller, or any other party liable to the Factor in any manner, and further agrees that this Guaranty shall remain fully enforceable against the Guarantor, irrespective of any defenses which the Seller may assert on the Guaranteed Debt, including, but not limited to, failure of consideration, breach of warranty, fraud, payment, waiver, statute of frauds, discharge in bankruptcy, infancy, statute of limitations, lender liability, lack of legal capacity, res judicata, antideficiency statute, lender liability, illegality, unenforceability, accord and satisfaction, and usury. The Guarantor ratifies and confirms whatever Factor may do pursuant to the terms hereof and with respect to any collateral for the Guaranteed Debt, and agrees that Factor shall not be liable for any error or judgment or mistakes or fact or law. The Guarantor consents and agrees that the Factor shall be under no obligation to marshall any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Debt.

         The Guarantor agrees that, to the extent that the Seller make a payment or payments to the Factor or the Factor receives any proceeds of collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to fraudulent or preferential, set aside and/or required to be repaid to Seller, its estate, trusted

                                                                          /s/ MR
to collect such indebtedness, obligations and liabilities, or any part thereof, and to enforce this Guaranty or in defending any suit based on any act of commission or omission of the Factor with respect to any of the aforesaid indebtedness, obligations, or liabilities, or any collateral therefor, or this Guaranty.

         The term "Guaranteed Debt", as used herein, shall collectively be deemed to mean and include the Loan and all other said indebtedness, obligations and liabilities of the Seller to the Factor described in the preceding paragraph, including interest, and all said expenses described in the preceding paragraph.

         Guarantor agrees that this Guaranty is an absolute guaranty of payment and performance and is not guaranty of collection.

         In case of the death, incompetency, dissolution, liquidation or insolvency (howsoever evidenced) of the Seller or the Guarantor (or any other guarantor, if any), or in case of any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding, is instituted by or against the Seller or the Guarantor (or any other guarantor, if any), all Guaranteed Debt then existing shall at the option of the Factor, without notice to anyone, immediately become due or accrued and be payable from the Guarantor.

         All payments received from the Seller or on account of the Guaranteed Debt, from whatever source derived, shall be taken and applied by the Factor towards payment of such of the Guaranteed Debt and in such order of application as the Factor may in its sole discretion from time to time elect, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Factor.

         This Guaranty shall in all respects be continuing, absolute and unconditional and shall remain in full force and effect with respect to Guarantor until all Guaranteed Debt shall have been fully paid and discharged. This Guaranty is irrevocable and may not be terminated by Guarantor. No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce any right against any other guarantor shall release or discharge the Guarantor.

         The Guarantor's liability hereunder shall in no way be affected or impaired by any of the following (any or all of which may be done or omitted by the Factor in its sole discretion, without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby), namely:
(a) any acceptance by the Factor of any security or collateral for, or other guarantors or obligors upon, any Guaranteed Debt; (b) the Factor's election, in any proceeding instituted under Chapter 11 or Title 11 of the United States Code (11 U.S.C., 101 et seq.) (the "Bankruptcy Code") of the application of Section 1111 (b) (2} of the Bankruptcy Code' (c) any compromise, settlement, surrender, release, discharge, renewal, extension, alteration, exchange, sale, pledge or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, any Guaranteed Debt or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; or (d) any act of commission or omission of any kind or at any time upon the part of the Factor with respect to any whatsoever, other than the execution and delivery by the Factor to the Guarantor or an

                                                                          /s/ MR
receiver, or any other party, including, without limitation, Guarantor, under any bankruptcy law, state, or federal law, common law, judgment, decree, or order of any court or administrative body having jurisdiction over the Factor or any of its property, or equitable cause, or any settlement or compromise of any such repayment claim effected by the Factor with the claimant (including the Seller), then to the extent of such payment or repayment, the Guaranteed Debt or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction, and the Guarantor shall remain (jointly and severally with all other guarantors, if any) to the Factor for the amount so repaid to the same extent as if such amount had never originally been received by the Factor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the indebtedness.

         No release or discharge of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against any such guarantor or person, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Guarantor or any other guarantor of the Guaranteed Debt, or any other person, firm or corporation liable to the Factor for the Guaranteed Debt, unless and until all of the Guaranteed Debt shall have been fully paid.

         To the extent that the Seller is either a partnership or a corporation, all references herein to the Seller, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.

         Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         It is agreed that the Guarantor's liability hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guaranteed Debt, and that the Guarantor's liability hereunder may be enforced regardless of the existence of any such other guaranties. It is further agreed that the Guarantor has unconditionally delivered this Guaranty to Factor, and failure to sign this Guaranty or any other guaranty by any other person shall not discharge the liability of the Guarantor. It is further agreed that the liability of Guarantor (and all other guarantors, if any) of the Guaranteed Debt, for repayment of the Guaranteed Debt (whether such guarantor sign this Guaranty, or another guaranty of the Guaranteed Debt} shall in all respects be joint and several.

         The provisions hereof shall be binding upon the Guarantor and upon the respective heirs, legatees, legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of Factor's successors and assigns.

         The Guarantor assumes all responsibility for being and keeping himself informed of Seller's present and future financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Debt and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and the Guarantor

                                                                          /s/ MR
agrees that the Factor shall have no duty to advise the Guarantor of information now or hereafter known to it regarding such circumstances or risks.

         This writing is intended by the parties as a final expression of this Guaranty, and is intended as a complete and exclusive statement of the terms of this Guaranty. This Guaranty shall not be or be deemed to be amended, modified, or limited orally, or by any course of conduct or dealing or in any manner other than by an instrument in writing signed by the party against which such amendment, modification or limitation is sought to be charged. There are no conditions to the full effectiveness of this Guaranty.

         This Guaranty has been signed and delivered at Chicago, Illinois and shall be construed according to the laws of the State of Illinois, in which State it shall be performed by the Guarantor. The Guarantor agrees that, subject to the Factor's sole and absolute election, all legal actions or proceedings in any manner or respect arising out of or related to this Guaranty shall be brought and litigated only in courts having situs in Cook County, Illinois; and the Guarantor hereby consents to and submits to the jurisdiction of any local, state or federal court located in Cook County, and hereby waives any right the Guarantor may have to transfer or change the venue of any such legal action or proceeding.

         The Guarantor waives irrevocably the right to trial by jury in any action or proceeding to enforce or defend any rights (a) under this Guaranty or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (b) arising from any lending relationship existing in connection with this Guaranty, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

SIGNED BY THE GUARANTOR AND DELIVERED AT CHICAGO, ILLINOIS, THIS 24TH DAY OF APRIL 2000.



/s/ MELVIN ROSEN
-----------------------------------
Melvin Rosen, individually